UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

AGENUS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 781-674-4400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Agenus Inc. (the “Company”) held its Annual Meeting of Stockholders on June 14, 2016 (the “Annual Meeting”). A total of 68,895,130 shares of common stock, representing 79.62% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2016: (i) to elect Brian Corvese and Timothy R. Wright as Class I directors, each for a term of three years expiring at the Company’s 2019 Annual Meeting of Stockholders (“Proposal 1”), (ii) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended) to increase the number of shares of common stock authorized for issuance thereunder from 140,000,000 to 240,000,000 (“Proposal 2”), (iii) to approve the Company’s Amended and Restated 2009 Equity Incentive Plan (“Proposal 3”), (iv) to approve the Company’s 2016 Executive Incentive Plan (“Proposal 4”), and (v) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Proposal 5”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class I directors as follows:

Class I Director Nominees	For	Against	Withheld	Broker Non-Votes
Brian Corvese	45,190,509	0	1,619,835	22,084,786
Timothy R. Wright	45,027,008	0	1,783,336	22,084,786

The Company’s stockholders approved Proposal 2, and the amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended) is filed as Exhibit 3.1 to this Current Report on Form 8-K. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
61,094,191	6,762,284	1,038,655

The Company’s stockholders approved Proposal 3, and the Company’s Amended and Restated 2009 Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
39,703,915	6,904,744	201,685	22,084,786

The Company’s stockholders approved Proposal 4, and the Company’s 2016 Executive Incentive Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
43,632,990	2,963,197	214,157	22,084,786

The Company’s stockholders approved Proposal 5. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
66,542,327	1,605,227	747,576

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Fifth Amendment to the Amended and Restated Certificate of Incorporation of Agenus Inc.

10.1	Agenus Inc. Amended and Restated 2009 Equity Incentive Plan.

10.2	Agenus Inc. 2016 Executive Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2016	AGENUS INC.

	By:	/s/ C. Evan Ballantyne
C. Evan Ballantyne
CFO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Fifth Amendment to the Amended and Restated Certificate of Incorporation of Agenus Inc.

10.1	Agenus Inc. Amended and Restated 2009 Equity Incentive Plan.

10.2	Agenus Inc. 2016 Executive Incentive Plan.